FORM 8-K

                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC 20549

                              CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

   Date of Report (Date of earliest event reported) October 17, 1997.


                       DCI Telecommunications, Inc.
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          (Exact name of registrant as specified in its charter)


   Colorado                     2-96976-D               84-1155041
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(State or other             (Commission File        (IRS Employer
   jurisdiction of            Number)                 Identification
   incorporation)                                     Number)

                      611 Access Road, Stratford, CT 06497
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                 (Address of principal executive offices)

    Registrant's telephone number, including area code:  (203) 380-0910

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                   P.O. Box 320334, Fairfield, CT 06497
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      (Former name or former address, if changed since last report.)

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Item 4(b). Change in Registrant's Certifying Accountant

On October 17, 1997, the Registrant engaged Grant Thornton as its new independent accountant to audit CardCall International Holdings, Inc., its subsidiaries CardCall UK Limited and CardCaller Canada, all significant subsidiaries of the Registrant.

The firm of Schnitzer & Kondub will remain the Registrant's principal independent accountant.

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                                SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    DCI Telecommunications, Inc.


                    Joseph J. Murphy
                    __________________________

                    Joseph J.  Murphy
                    President
                    Date: October 20, 1997